                                                      --------------------------
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  SALTON, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                                 [SALTON LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of Salton, Inc., will be held on December 9, 2003 at 3:00 p.m. local time, at Salton's headquarters located at 1955 Field Court, Lake Forest, Illinois 60045.

     The purposes of the Annual Meeting are:

          1. To elect three Class II Directors for a term expiring in 2005;

          2. To ratify the appointment of Deloitte & Touche LLP as our auditors for the 2004 fiscal year;

          3. To transact any other business that may properly be presented at the meeting.

     You must be a holder of Common Stock or Series A Voting Convertible Preferred Stock of record at the close of business on October 27, 2003 to vote at the Annual Meeting.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT AFFECT YOUR RIGHT TO ATTEND THE MEETING AND VOTE.

                                          By Order of the Board of Directors

                                          /s/ David C. Sabin
                                          David C. Sabin
                                          Secretary

Lake Forest, Illinois
October 30, 2003

                                  SALTON, INC.
                                1955 FIELD COURT
                          LAKE FOREST, ILLINOIS 60045

                                PROXY STATEMENT

     The Board of Directors of the Company solicits your proxy for use at the Annual Meeting of Stockholders on December 9, 2003, or at any adjournment thereof. We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about October 30, 2003 to all stockholders entitled to vote.

                    INFORMATION ABOUT THE MEETING AND VOTING

WHO MAY VOTE AT THE MEETING?

     Stockholders of record at the close of business on October 27, 2003 are entitled to notice of and to vote at the Annual Meeting. At the record date, 11,187,286 shares of common stock of the Company (the "Common Stock") were issued and outstanding. In addition, on the record date, 40,000 shares of Series A Voting Convertible Preferred Stock of the Company (the "Series A Preferred Stock"), were issued and outstanding, which were convertible on the record date into 3,529,412 shares of Common Stock.

HOW MANY VOTES DO I HAVE?

     Each share of Common Stock that you own entitles you to one vote. Each share of Series A Preferred Stock that you own entitles you to 88.2 votes (the number of shares of Common Stock into which such share of Series A Preferred Stock is convertible on the record date). The Common Stock and the Series A Preferred Stock vote as a single class and are identical in all respects with respect to matters subject to the vote of stockholders.

HOW DO I VOTE?

     You may vote by proxy or in person at the meeting. To vote by proxy, you may use one of the following methods if you are a registered holder (that is, you hold your stock in your own name):

     - Telephone voting, by dialing 1-800-758-6973 and following the instructions on the proxy card,

     - Mail, by completing and returning the proxy card in the enclosed envelope. The envelope requires no additional postage if mailed in the United States.

     If your shares are held in "street name" by a broker or other nominee, you should check the voting form used by that firm to determine whether you may vote by telephone or Internet.

HOW DO PROXIES WORK?

     Giving your proxy means that you authorize us to vote your shares at the Annual Meeting in the manner you direct. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

     - "FOR" the election of the three nominees for Class III Directors; and

     - "FOR" ratification of the appointment of independent auditors for fiscal 2004.

     If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this Proxy Statement went to press, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

MAY I REVOKE MY PROXY?

     If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

     - You may send in another proxy with a later date.

     - You may notify the Company's Secretary in writing before the Annual Meeting that you have revoked your proxy.

     - You may vote in person at the Annual Meeting.

HOW DO I VOTE IN PERSON?

     If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on October 27, 2003, the record date for voting.

WHAT CONSTITUTES A QUORUM?

     A quorum of stockholders is necessary to hold a valid meeting. If stockholders entitled to cast at least a majority of all the votes entitled to be cast at the Annual Meeting are present in person or by proxy, a quorum will exist. Abstentions and broker non-votes (i.e., when a broker does not have authority to vote on a specific issue) are counted as present for establishing a quorum.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

PROPOSAL 1: ELECT THREE
CLASS III DIRECTORS              The nominees for director in Class III who
                                 receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

                                 A broker non-vote will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a director.

PROPOSAL 2: RATIFY SELECTION
OF
AUDITORS The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of independent auditors. So, if you "abstain" from voting, it has the same effect as if you voted "against" this proposal.

THE EFFECT OF BROKER NON-VOTES   If your broker does not vote your shares on
                                 Proposal 2, such "broker non-votes" do not count as "shares present." This means that a broker non-vote would reduce the number of affirmative votes that are necessary to approve this proposal.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

     The Company will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors and employees may also solicit proxies in person, by telephone or by other electronic means of communication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for expenses.

HOW DO I OBTAIN AN ANNUAL REPORT ON FORM 10-K?

     If you would like a copy of our Annual Report on Form 10-K for the fiscal year ended June 28, 2003, that we filed with the Securities and Exchange Commission, we will send you one without charge. Please write to:

                  Salton, Inc.
                  1955 Field Court
                  Lake Forest, Illinois 60645
                  Attention: William B. Rue
                           President and Chief Operating Officer

     The Annual Report on Form 10-K is also available on our website at www.saltoninc.com

                       PROPOSAL 1:  ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, having three-year terms that expire in successive years. The Board is comprised of three Class I Directors (David C. Sabin, William B. Rue and Robert A. Bergmann), three Class II Directors (Bert Doornmalen, Bruce G. Pollack and Bruce J. Walker) and three Class III Directors (Leonhard Dreimann, Frank Devine and Steven Oyer).

     We are seeking your vote on the selection of three Class III Directors at this Annual Meeting. The Class I and II Directors are not up for election this year and will continue in office for the remainder of their term.

     The Board of Directors has nominated Leonhard Dreimann, Frank Devine and Steven Oyer to stand for reelection as the Class III Directors. The term of the Class III Directors ends upon the election of Class III Directors at the 2006 annual meeting of stockholders.

     We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected.

               NAME                 AGE       POSITION WITH THE COMPANY      DIRECTOR SINCE
               ----                 ---       -------------------------      --------------
CLASS III DIRECTORS
(NOMINEES):
Leonhard Dreimann.................  54    Chief Executive Officer and             1988
                                          Director
Frank Devine......................  59    Director                                1994
Steven Oyer.......................  48    Director                                2003
CLASS I DIRECTORS:
David C. Sabin....................  53    Chairman of the Board of                1988
                                          Directors
William B. Rue....................  55    President, Chief Operating              1998
                                          Officer and Director
Robert A. Bergmann................  36    Director                                1998
CLASS II DIRECTORS:
Bert Doornmalen...................  58    Director                                1994
Bruce G. Pollack..................  44    Director                                1998
Bruce J. Walker...................  58    Director                                2001

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

CLASS III DIRECTORS

     LEONHARD DREIMANN has served as Chief Executive Officer and a director of the Company since its inception in August 1988 and is a founder of the Company. From 1988 to July 1998, Mr. Dreimann served as President of the Company. From 1987 to 1988, Mr. Dreimann served as president of the Company's predecessor Salton, Inc., a wholly-owned subsidiary of SEVKO, Inc. Prior to 1987, Mr. Dreimann served as managing director of Salton Australia Pty. Ltd., a distributor of Salton brand kitchen appliances. Mr. Dreimann serves on the board of directors of Amalgamated Appliance Holdings Limited, a South African publicly-held company that is a manufacturer and distributor of branded consumer electronics and appliances in South Africa.

     FRANK DEVINE has been a director of the Company since December 1994. Mr. Devine serves as a business consultant for various entities. He has founded or co-founded Bachmann-Devine, Incorporated, a venture capital firm, American Home, Inc., an importer of hand-loomed rugs and decorative accessories, World Wide Digital Vaulting, Inc., an on-line digital data storage company and Shapiro, Devine & Craparo, Inc., a household goods manufacturers representation company serving the retail industry. Mr. Devine also serves on the board of directors of these companies.

     STEVEN OYER has been a director of the Company since March 2003. Mr. Oyer has been vice president, global business development, and sales for Standard & Poor's Portfolio Services since October 2001. Prior to joining Standard & Poor's, Mr. Oyer served as the chief financial officer of Saflink Corporation, a public biometric software company. From 1995 to November 2000, Mr. Oyer worked for Murray Johnstone International Ltd.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THESE NOMINEES.

DIRECTORS CONTINUING UNTIL 2004 ANNUAL MEETING

CLASS I DIRECTORS

     DAVID C. SABIN has served as Chairman of the Company since September 1991 and has served as Secretary and a director of the Company since its inception in August 1988 and is a founder of the Company. Mr. Sabin served as the president and a director of Glacier Holdings from December 1988 through May 1994 and as a director of Salton Time Inc., a wholly-owned subsidiary of Glacier Holdings, from 1989 until 1994. Salton Time was an importer and distributor of quartz wall and alarm clocks. During 1994, Glacier Holdings and its subsidiaries ceased operations and were liquidated.

     WILLIAM B. RUE has been a director of the Company since August 1998. Mr. Rue has served as President of the Company since August 1998, as Chief Operating Officer of the Company since December, 1994 and as Chief Financial Officer and Treasurer of the Company from September, 1988 to January 1999. From 1985 to 1988, he was Treasurer of SEVKO, Inc. and from 1982 to 1984 he was Vice President-Finance of Detroit Tool Industries Corporation. Prior to that time, Mr. Rue had been employed since 1974 by the accounting firm of Touche Ross & Co. Mr. Rue serves on the board of directors of Amalgamated Appliance Holdings Limited, a South African publicly-held company that is a manufacturer and distributor of branded consumer electronics and appliances in South Africa.

     ROBERT A. BERGMANN has been a director of the Company since August 1998. Mr. Bergmann has been a Managing Director of Centre Partners Management LLC since 1998. From 1995 to 1998, Mr. Bergmann served as a Principal of Centre Partners Management LLC and from 1989 to 1995 he held various positions at Centre Partners L.P. Mr. Bergmann serves as a director of Bravo Corporation and a number of other private corporations.

DIRECTORS CONTINUING UNTIL 2005 ANNUAL MEETING

CLASS II DIRECTORS

     BERT DOORNMALEN has been a Director of the Company since July 1994. Mr. Doornmalen is the former Managing Director of Markpeak Ltd., a Hong Kong company which represents the Company in the purchase and inspection of products in the Far East, since 1981.

     BRUCE G. POLLACK has been a Director of the Company since August 1998. Mr. Pollack has been a Managing Director of Centre Partners Management LLC since 1995. Mr. Pollack is also a Partner of Centre Partners L.P. which he joined in 1991. Mr. Pollack serves as a director of Bravo Corporation, Bumble Bee Seafoods L.P., Maverick Media LLC, Johnny Rockets Group, Inc. and a number of other private corporations.

     BRUCE J. WALKER has been a Director of the Company since June 2001. Dr. Walker has been Dean of the College of Business and Professor of Marketing at the University of Missouri-Columbia since 1990. Previously, he was a marketing faculty member and department chair at Arizona State University. Dr. Walker serves as a director of Boone County National Bank, headquartered in Columbia, Missouri.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company held six meetings during the fiscal year ended June 28, 2003.

     The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee held five meetings during fiscal 2003. The Compensation Committee held two meetings during fiscal 2003. The Committees received their authority and assignments from the Board of Directors and report to the Board of Directors. Each director attended at least 75% of the meetings of the Board of Directors and 75% of the meetings of the Committees on which he served.

     The Audit Committee recommends the engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors. The Committee also reviews and evaluates the Company's accounting principles and its system of internal accounting controls. The Committee consists of Bruce J. Walker, Bruce Pollack and Steven Oyer.

     The Audit Committee has adopted a written charter and has reviewed and assessed the charter on an annual basis. A copy of the charter is attached hereto as Appendix A. Each member of our Audit Committee is "independent" as defined under the New York Stock Exchange listing standards.

     The Compensation Committee reviews and approves the Company's executive compensation policy, makes recommendations concerning the Company's employee benefit policies for executives, and has authority to administer the Company's stock option plans. The Committee currently consists of Bruce Pollack and Robert Bergmann.

COMPENSATION OF DIRECTORS

     We compensate directors who are not employees of the Company with a fee in the amount of $40,000 per annum and $1,000 per meeting he or she attends (plus reimbursement for out-of-pocket expenses incurred in connection with attending such meetings).

     On September 17, 2003, the Company granted options to purchase the following number of shares of Common Stock to its non-employee directors: each of Messrs. Bergmann, Devine, Doornmalen and Pollack, 10,000 shares; Mr. Walker, 6,000 shares; and Mr. Oyer, 2,000 shares. The options have a exercise price of $10.60 per share and vest 50% on each anniversary of the grant date.

EXECUTIVE OFFICERS' COMPENSATION

     The following table shows the total compensation received by the Company's Chief Executive Officer and its other executive officers for each of the fiscal years ending June 28, 2003, June 29, 2002 and June 30, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM COMPENSATION
                                                                                --------------------------------
                                                                                       AWARDS            PAYOUTS
                                                   ANNUAL COMPENSATION          ---------------------    -------
                                             --------------------------------   RESTRICTED
                                                                 OTHER ANNUAL     STOCK      OPTIONS/     LTPP      ALL OTHER
              NAME AND                       SALARY     BONUS    COMPENSATION    AWARD(S)      SARS      PAYOUTS   COMPENSATION
         PRINCIPAL POSITION           YEAR      $         $         ($)(1)         (#)         (#)         ($)        ($)(7)
         ------------------           ----   -------   -------   ------------   ----------   --------    -------   ------------
Leonhard Dreimann...................  2003   575,000   180,000      55,411            --     200,000(2)     --        5,500
  (Chief Executive                    2002   550,000        --      60,450        61,660          --        --        5,250
  Officer)                            2001   550,000        --      51,383        55,743      90,000(4)     --        5,250
David C. Sabin......................  2003   575,000   180,000      36,699            --     200,000(2)     --        5,500
  (Chairman and                       2002   550,000        --      36,678        61,660          --        --        5,250
  Secretary)                          2001   550,000        --      27,733        55,743      90,000(4)     --        5,250
William B. Rue......................  2003   575,000   180,000      52,421            --     200,000(2)               5,500
  (President and Chief                2002   550,000        --      55,154        61,660          --        --        5,250
  Operating Officer)                  2001   550,000        --      14,257        55,743      90,000(4)     --        5,250
David M. Mulder(5)..................  2003   287,500    75,000      20,294            --      50,000(3)     --           --
  (Executive Vice                     2002    86,731        --       4,178            --      25,000(6)     --           --
  President, Chief                    2001        --        --          --            --          --        --           --
  Administrative Officer
  and Senior Financial
  Officer)

---------------

 (1) Consists primarily of reimbursement for costs associated with use and maintenance of an automobile.

 (2) Options to purchase 200,000 shares were awarded on October 7, 2002 at an exercise price equal to the fair market value of the Common Stock on the date of grant ($9.00).

 (3) Options to purchase 50,000 shares were awarded on October 7, 2002 at an exercise price equal to the fair market value of the Common Stock on the date of grant ($9.00).

 (4) Options to purchase 90,000 shares were awarded on April 2, 2001 at an exercise price equal to the fair market value of the Common Stock on the date of grant ($14.80).

 (5) Mr. Mulder joined the Company on February 27, 2002.

 (6) Options to purchase 25,000 shares were awarded on February 27, 2002 at an exercise price equal to the fair market value of the Common Stock on the date of grant ($18.95).

 (7) Matching contributions under the Company's 401k plan.

     The following table sets forth certain information concerning options granted to the named executive officers during the fiscal year ended June 28, 2003.

                       OPTIONS GRANTS IN LAST FISCAL YEAR

                                                      INDIVIDUAL GRANTS               POTENTIAL REALIZABLE
                                            --------------------------------------      VALUE AT ASSUMED
                             NUMBER OF       PERCENT OF                               ANNUAL RATES OF STOCK
                             SECURITIES     TOTAL OPTIONS   EXERCISE                 PRICE APPRECIATION FOR
                             UNDERLYING      GRANTED TO      OR BASE                       OPTION TERM
                              OPTIONS       EMPLOYEES IN      PRICE     EXPIRATION   -----------------------
           NAME               GRANTED        FISCAL YEAR    ($/SHARE)      DATE          5%          10%
           ----              ----------     -------------   ---------   ----------       --          ---
Leonhard Dreimann..........   200,000(1)        22.8%         9.00       10/07/12    $1,031,019   $2,707,924
David C. Sabin.............   200,000(1)        22.8%         9.00       10/07/12    $1,031,019   $2,707,924
William B. Rue.............   200,000(1)        22.8%         9.00       10/07/12    $1,031,019   $2,707,924
David M. Mulder............    50,000(1)         5.7%         9.00       10/07/12    $  257,755   $  676,981

---------------

 (1) Options vest 33 1/3% on each anniversary of October 7, 2002.

     The following table sets forth certain information with respect to the unexercised options to purchase the Common Stock held by the named executive officers at June 28, 2003. None of the named executive officers exercised any stock options during the fiscal year ended June 28, 2003.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL
                           YEAR-END OPTION/SAR VALUES

                                                                                        VALUE OF UNEXERCISED
                                              NUMBER OF UNEXERCISED                 IN-THE-MONEY OPTIONS/SARS AT
                                            OPTIONS/SARS AT FY-END(#)                       FY-END($)(1)
                                        ---------------------------------         ---------------------------------
                 NAME                   EXERCISABLE         UNEXERCISABLE         EXERCISABLE         UNEXERCISABLE
                 ----                   -----------         -------------         -----------         -------------
Leonhard Dreimann.....................    402,756              290,000             $ 73,233                 --
David C. Sabin........................    455,256              290,000             $774,454                 --
William B. Rue........................    485,255              290,000             $795,154                 --
David M. Mulder.......................     25,000               50,000                   --                 --

---------------

 (1) Based on the fair market value of the Common Stock on June 28, 2003 ($8.69 per share) less the option exercise price.

EMPLOYMENT AGREEMENTS

     David C. Sabin (Chairman of the Board), Leonhard Dreimann (Chief Executive Officer), and William B. Rue (President, Chief Operating Officer), each has entered into an employment agreement, effective as of January 1, 2003, which provide for the continued employment of each in his present capacity with the Company through the last day of the fiscal year closest to June 30, 2006; provided that commencing on July 1, 2005, the term is automatically extended each day by one day to create a new one-year term unless a 12-month written notice of an intention not to extend is given by either party. The employment agreements may not be terminated (1) within the two year period after a change in control of the Company nor (2) while a change in control is imminent.

     Each of the executives is entitled to an annual salary at the rate of $600,000, subject to an annual increase (commencing January 1, 2004) of up to 10% based on growth in the Company's EBITDA from the prior calendar year. Each of the executives is entitled to a cash bonus with respect to the 2002 calendar year at a level determined in a manner consistent with past bonus determinations made under the executives' prior employment agreements. In addition, each of the executives is entitled to participate in the Company's 2003 Management Incentive Plan as determined by the Company during each fiscal year ending during the term of the employment agreements (prorated for the initial six month period ending June 28, 2003). The bonus if the company achieves maximum performance goals will be 150% of an executive's salary.

     Under the terms of the employment agreements, if the executive is terminated without cause or resigns with good reason (other than during the two-year period following a change of control), he is entitled to receive: (1) a prorata bonus for year of termination, (2) a lump-sum payment equal to the greater of one year of salary and target bonus (as if the Company achieved target performance goals for the remainder of the fiscal year) or his salary and target bonus for the remainder of the term, (3) a cash payment equal to all unvested benefits forfeited upon termination, and (4) continuation of welfare benefits for the greater of one year or the remainder of the term. If the executive is terminated without cause or resigns with good reason within two years after a change of control of the Company, he is entitled to receive: (1) a prorata bonus for year of termination, (2) a lump-sum payment equal to two times the sum of his annual salary and the greater of (a) target bonus or (b) the actual annual bonus paid or payable to the executive for the last fiscal year,
(3) a cash payment equal to all unvested benefits forfeited upon termination,
(4) full acceleration of vesting on stock options and restricted stock, (5) a lump sum payment of executive's Supplemental Executive Retirement Plan Benefit, and (6) continuation of welfare benefits for three years. In addition, if an executive becomes subject to the 20% excise tax on certain payments made in connection with a change in control, the Company will gross-up the executive for all tax payments only if executive would be more than 10% better off than if severance were capped. Otherwise, the executive's change in control severance will be capped at the largest amount payable without incurring the 20% excise tax.

     The Company has also entered into an employment agreement, effective as of January 1, 2003, with David M. Mulder (Executive Vice President, Chief Administrative Officer and Senior Financial Officer). The terms of the agreement are substantially the same as those set forth above, except that: (1) the initial term is through the last day of the fiscal year closest to June 30, 2005; (2) the annual salary is $300,000; (3) the annual cash bonuses will be up to 100% of salary; and (4) the change in control severance is capped at the largest amount payable without incurring the 20% excise tax.

     Each of the executives is subject to a confidentiality agreement and an 18-month non-solicitation and non-competition covenant following any termination of employment.

     In connection with the employment agreements, the Company granted to each of Messrs. Sabin, Dreimann and Rue options to purchase 200,000 shares of Common Stock and to Mr. Mulder options to purchase 50,000 shares of Common Stock. The options have an exercise price of $9.00 per share and vest 33 1/3% on each of the first three anniversaries of the grant date.

     Each of the executives has agreed that, without the approval of a majority of the non-employee directors of the Company: (1) the executive will not sell or otherwise transfer any shares of Common Stock which he beneficially owns as of the date of his employment agreement (including shares of Common Stock underlying any stock options) for a two year period following the execution of his employment agreement; and (2) the executive will not sell or otherwise transfer prior to June 30, 2006 any shares of restricted common stock issued to the executive by the Company after the date of his employment agreement or any shares of Common Stock which he acquires upon exercise of the options to purchase shares granted in connection with his employment agreement or any other options granted after the date of his employment agreement. Notwithstanding the foregoing, each executive may (a) sell sufficient shares obtained via exercise of options to cover applicable tax obligations relating to such option exercise,
(b) sell up to 75,000 shares between the first and second anniversary of his employment agreement and (c) make transfers to family members.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is responsible for administering the compensation program for the executive officers of the Company.

     Set forth below is a discussion of the Company's compensation philosophy, together with a discussion of the factors considered by the Committee in determining the compensation of the Company's Chief Executive Officer and other executive officers for the fiscal year ended June 28, 2003.

     OBJECTIVES AND POLICIES. The Company's executive compensation program is designed to enable the Company to recruit, retain and motivate the high quality employees it needs. As a result, the Committee has determined that executive compensation opportunities, including those for Mr. Dreimann, should create incentives for superior performance and consequences for below target performance.

     The Company's executive compensation mix includes a base salary, annual bonus awards and long-term compensation in the form of stock options. Through this compensation structure, the Company aims to:

     - attract and retain highly qualified and talented executives,

     - provide appropriate incentives to motivate those individuals to maximize stockholder returns by producing sustained superior performance, and

     - reward them for outstanding individual contributions to the achievement of the Company's near-term and long-term business objectives.

     The Committee's policy is that a significant portion of the executive's compensation opportunities must be tied to achievement of annual objectives of the Company.

     BASE SALARY. The base salary for Mr. Dreimann and the other executive officers are established by employment agreements between the Company and these executives. The Board of Directors approved the new employment agreements effective January 1, 2003 discussed above after reviewing data derived from compensation surveys and other advisory services provided by an independent consultant and other publicly available competitive compensation data. The Committee may in its discretion make salary increases based on an assessment of each executive's performance against the underlying accountabilities of each executive's position.

     ANNUAL INCENTIVES. Payments of bonuses to executives are tied to the Company's level of achievement of annual financial performance targets, establishing a direct link between executive pay and Company profitability. Annual financial performance targets are based upon the financial budget for the Company as reviewed by the Board of Directors. Annual incentive payments are paid only when earnings exceed those set forth in the budget. Each of Messrs. Sabin, Dreimann, Rue and Mulder is entitled to receive an annual cash bonus for each fiscal year during the term of his employment agreement based on achievement of performance goals.

     STOCK OPTIONS. The Company's long-term incentives are in the form of stock option awards. The objective of these awards is to advance the longer term interests of the Company and its stockholders and complement incentives tied to annual performance. These awards provide rewards to executives upon the creation of incremental stockholder value and the attainment of long-term earnings goals. Stock options only produce value to executives if the price of the Company's stock appreciates, thereby directly linking the interests of executives with those of stockholders. The Committee decides on the number and timing of stock option grants to executive officers based on its assessment of the performance of each executive. The Committee weighs any factors it considers relevant and gives such factors the relative weight it considers appropriate under the prevailing circumstances. The executive's right to the stock options generally vest over a period and each option is exercisable, but only to the extent it has vested, over a ten-year period following its grant.

     In connection with the new employment agreements discussed above, the Committee granted each of Messrs. Sabin, Dreimann and Rue options to purchase 200,000 shares and Mr. Mulder options to purchase 50,000 shares. All of these options vest 33 1/3% each anniversary of the grant date. These grants are intended by the Committee to incentivize the executives throughout the term of their employment agreements.

     COMPENSATION OF CHIEF EXECUTIVE OFFICER. Mr. Dreimann's base salary for the fiscal year ended June 28, 2003 was based on his rights under his employment agreement. The bonuses, perquisites and other benefits received by Mr. Dreimann that are reported in the Summary Compensation Table were provided pursuant to such employment agreement.

     LIMITS TO TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. The Committee has reviewed the potential consequences for the Company of Section 162(m) of the Internal Revenue Code, which imposes a limit on tax deductions for annual compensation in excess of one million dollars paid to any of the five most highly compensated executive officers. The Committee reviews from time to time the potential impact of Section 162(m) on the deductibility of executive compensation. However, the Committee intends to maintain the flexibility to take actions that we consider to be in the best interests of the Company and our stockholders and which may be based on considerations in addition to tax deductibility.

                                          COMPENSATION COMMITTEE

                                          Robert Bergmann
                                          Bruce Pollack

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee are Mr. Pollack and Mr. Bergmann. No member of the Compensation Committee was at any time during 2003, or formerly, an officer or employee of Salton or any subsidiary of Salton. No executive officer of Salton has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, while an executive officer of that other entity served as a director of or member of the Compensation Committee of Salton.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

     We indemnify our directors and officers to the fullest extent permitted by law for their acts and omissions in their capacity as a director or officer of Salton, so that they will serve free from undue concerns for liability for actions taken on behalf of Salton. This indemnification is required under our charter.

AUDIT COMMITTEE REPORT

     Our Audit Committee currently consists of three members. In connection with the audited financial statements contained in our 2003 Annual Report on Form 10-K, the Audit Committee:

     -- reviewed the audited financial statements as of and for the fiscal year ended June 28, 2003 with our management;

     -- discussed with Deloitte & Touche LLP, our independent auditors, the materials required to be discussed by Statement of Auditing Standard 61, as amended, "Communication with Audit Committees;"

     -- reviewed the letter from Deloitte & Touche required by Independent
        Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and discussed with Deloitte & Touche their independence; and

     -- based on the foregoing review and discussion, recommended to our Board of Directors that the audited financial statements be included in our 2003 Annual Report on Form 10-K.

                                          AUDIT COMMITTEE

                                          Bruce Pollack
                                          Bruce Walker
                                          Steven Oyer

PERFORMANCE GRAPH

     The following graph compares the performance of the Company with the performance of the Standard & Poor's 500 Stock Index (S&P 500), the S&P Small Cap 600 and the average performance of a group consisting of the Company's peer corporations which are industry competitors for the period from June 27, 1998 to June 28, 2003. The corporations making up the peer companies group are Craftmade International Inc., Helen of Troy Corp., National Presto Industries Inc., Global-Tech Appliances and Applica, Inc. (formerly known as Windmere-Durable Holdings, Inc.) The graph assumes that the value of the investment in the Common Stock and each index was $100 at June 27, 1998 and that all dividends, if any, were reinvested.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                       ASSUMES INITIAL INVESTMENT OF $100
                           5 YEARS THROUGH JUNE 2003

                              (PERFORMANCE GRAPH)
---------------


                        1998      1999      2000      2001      2002      2003
 Salton Inc            $100.00   $340.43   $376.6    $181.79   $146.55   $ 92.12
 S&P 500               $100.00   $122.76   $131.66   $112.13   $91.97    $ 99.20
 S&P SMALLCAP 600      $100.00   $97.69    $111.74   $124.17   $124.51   $120.07
 Peer Group Only       $100.00   $69.69    $40.48    $43.47    $56.39    $ 58.27

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of October 27, 2003 by (i) each person known to the Company to beneficially own 5% or more of the Common Stock, (ii) each of the directors and executive officers of the Company and (iii) all executive officers and directors of the Company as a group. The number of shares of Common Stock shown as owned by the persons and group named below assumes the exercise of all currently exercisable options and the conversion of all shares of Series A Preferred Stock held by such persons and group, and the percentage shown assumes the exercise of such options and the conversion of such shares and assumes that no options held by others are exercised.

                                                               NUMBER OF            PERCENTAGE
                                                                 SHARES             OF SHARES
                                                              BENEFICIALLY         BENEFICIALLY
NAME OF BENEFICIAL HOLDER                                       OWNED(1)              OWNED
-------------------------                                     ------------         ------------
Centre Partners Group(2)....................................   4,074,264               27.7
Wellington Management Company, LLP (3)......................   1,076,300                7.3
Paradigm Capital Management(4)..............................     951,150                6.5
Dimensional Fund Advisors(5)................................     619,050                4.2
Mr. Leonhard Dreimann(6)....................................     919,373                6.0
Mr. David C. Sabin(7).......................................     875,300                5.7
Mr. William B. Rue(8).......................................     758,155                5.0
Mr. David M. Mulder(9)......................................      34,400                  *
Mr. Frank Devine(10)........................................      90,450                  *
Mr. Bert Doornmalen(10).....................................      55,500                  *
Mr. Robert A. Bergmann(2)...................................          --
Mr. Bruce G. Pollack(2).....................................          --                  *
Mr. Bruce J. Walker.........................................         500                  *
All Directors and executive officers as a group (10
  persons)(11)..............................................   2,733,678               16.7%

---------------

  *  Less than 1%.

 (1) Unless otherwise indicated below, the persons named in the table above have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficially owned shares include shares subject to options exercisable within 60 days of October 27, 2003.

 (2) Consists of an aggregate of 544,852 shares of Common Stock and 40,000 shares of Series A Preferred Stock: (i) 167,705 shares of Common Stock and 12,312 shares of Series A Preferred Stock owned of record by Centre Capital Investors II, L.P. ("Investors II"), (ii) 54,563 shares of Common Stock and 4,006 shares of Series A Preferred Stock owned of record by Centre Capital Tax-Exempt Investors II, L.P. ("Tax-Exempt II"), (iii) 36,489 shares of Common Stock and 2,679 shares of Series A Preferred Stock owned of record by Centre Capital Offshore Investors II, L.P. ("Offshore II"), (iv) 2,576 shares of Common Stock and 189 of Series A Preferred Stock shares owned of record by Centre Parallel Management Partners, L.P. ("Parallel"), (v) 28,836 shares of Common Stock and 2,117 shares of Series A Preferred Stock owned of record by Centre Partners Coinvestment, L.P. ("Coinvestment") and
     (vi) 254,683 shares of Common Stock and 18,697 shares of Series A Preferred Stock owned of record of the State Board of Administration of Florida (the "Florida Board"). As of October 27, 2003, the 40,000 shares of Series A Preferred Stock were convertible into 3,529,412 shares of the Common Stock. Investors II, Tax-Exempt II and Offshore II are limited partnerships, of which the general partner of each is Centre Partners II, L.P. ("Partners II"), and of which Centre Partners Management LLC ("Centre Management") is an attorney-in-fact. Parallel and Coinvestment are also limited partnerships. In its capacity as manager of certain investments for the Florida Board pursuant to a management agreement, Centre Management is an attorney-in-fact of Parallel. Centre Partners II LLC is the ultimate general partner of each of Investors II, Tax-Exempt II, Offshore II, Parallel and

     Coinvestment. Bruce G. Pollack and Robert Bergmann are Managing Directors of Centre Management and Centre Partners II LLC and as such may be deemed to beneficially own and share the power to vote or dispose of the Common Stock and Series A Preferred Stock held by Investors II, Tax-exempt II, Offshore II, Parallel, Coinvestment and the Florida Board. Mr. Pollack and Robert Bergmann disclaim the beneficial ownership of such Common Stock and Series A Preferred Stock.

 (3) Based on a Schedule 13G/A filed on February 14, 2003. Wellington, in its capacity as investment advisor, may be deemed to beneficially own 1,076,300 shares of Common Stock, with shared voting power of 650,300 shares of shared dispositive power of 1,076,300 shares.

 (4) Based on a Schedule 13G filed on February 14, 2003. Paradigm is an investment advisor with shared voting and dispositive power of 951,150 shares of Common Stock.

 (5) Based on Schedule 13G filed on February 3, 2003, Dimensional Funds Advisors is an investment advisor with sole voting and dispositive power of 619,050 shares of Common Stock.

 (6) Includes, with respect to Mr. Dreimann, 416,923 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

 (7) Includes 521,922 shares of common stock which may be acquired upon the exercise of immediately exercisable stock options. Also includes 178,739 shares owned by Duquesne Financial Corporation ("Duquesne"), a corporation which is owned by Susan Sabin. Susan Sabin is David Sabin's wife. Mr. Sabin disclaims beneficial ownership of all shares owned by Duquesne.

 (8) Includes, with respect to Mr. Rue, 521,922 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

 (9) Includes, with respect to Mr. Mulder, 25,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(10) Includes, with respect to each of Messrs. Doornmalen and Devine, 55,500 shares and 76,500 shares, respectively, of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(11) Includes an aggregate of 1,617,767 shares which may be acquired by Directors and officers of the Company upon the exercise of immediately exercisable options. See footnotes 6 through 10 above.

     The addresses of the persons shown in the table above who are beneficial owners of more than five percent of the Company's Common Stock are as follows:
Centre Partners Management LLC, 30 Rockefeller Plaza, Suite 5050, New York, New York 10020; Paradigm Capital Management, Inc., Nine Elk Street, Albany, New York 12207; Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109; Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, Leonhard Dreimann, 1955 Field Court, Lake Forest, Illinois 60045, and David C. Sabin, 1955 Field Court, Lake Forest, Illinois 60045.

EQUITY COMPENSATION PLAN INFORMATION

     This table shows information about the securities authorized for issuance under our equity compensation plans as of June 28, 2003.

                                             (A)                       (B)                       (C)
                                                                                         NUMBER OF SECURITIES
                                                                                         REMAINING AVAILABLE
                                    NUMBER OF SECURITIES                                 FOR FUTURE ISSUANCE
                                        TO BE ISSUED            WEIGHTED-AVERAGE             UNDER EQUITY
                                        UPON EXERCISE            EXERCISE PRICE           COMPENSATION PLANS
                                   OF OUTSTANDING OPTIONS,   OF OUTSTANDING OPTIONS,    (EXCLUDING SECURITIES
                                     WARRANTS AND RIGHTS       WARRANTS AND RIGHTS     REFLECTED IN COLUMN (A))
                                   -----------------------   -----------------------   ------------------------
EQUITY COMPENSATION PLANS
  APPROVED BY
  SECURITYHOLDERS(1).............         1,584,965                  $ 8.52                    651,867
EQUITY COMPENSATION PLANS NOT
  APPROVED BY
  SECURITYHOLDERS(2).............         1,570,175                   21.54                    254,348
                                          ---------                  ------                    -------
TOTAL............................         3,155,140                  $15.00                    906,215

---------------

(1) Includes our:

     - 1992 Stock Option Plan

     - 1995 Stock Option Plan

     - 1995 Non-Employee Directors Stock Option Plan

     - 1998 Stock Option Plan

     - 2002 Stock Option Plan

(2) Includes our:

     - 1999 Stock Option Plan

     - 2000 Stock Option Plan

     - 2001 Stock Option Plan

RELATED PARTY TRANSACTIONS

     The Company purchased inventory from Markpeak, Ltd. (Markpeak), a Hong Kong company, including commissions, of $0.0 million and $0.1 million, in fiscal years 2003 and 2002, respectively. The Company had a receivable from Markpeak of $0.0 million and $19.2 million at June 28, 2003 and June 29, 2002, respectively. The Company owed Markpeak $3.6 million at June 28, 2003, June 29, 2002 and June 30, 2001, respectively. Markpeak acts as a buying agent on behalf of the Company with certain suppliers in the Far East. Mr. Doornmalen is the former managing director of Markpeak.

     The Company paid Shapiro, Devine, Craparo, Inc. (SDC), a manufacturers representative firm, commissions of $0.3 million, $0.5 million, $0.5 million, in fiscal 2003, 2002 and 2001, respectively. Mr. Devine was a co-founder of SDC and as of January 1, 2003 is no longer associated with SDC. The Company did not owe any current commissions at June 28, 2003. The Company owed $0.0 million and $0.1 million for current commissions at June 28, 2003 and June 29,2002.

SECTION 16 REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of the outstanding Common Stock, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater-than-10% beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon our review of the copies of the forms furnished to the Company and other information, we believe that all of these reporting persons complied with their filing requirement for fiscal 2003.

                            2. INDEPENDENT AUDITORS

     We are asking you to ratify the Board selection of Deloitte & Touche LLP ("D&T") as independent auditors for fiscal 2004.

     D&T has audited the Company's financial statements for each fiscal year since the fiscal year ended July 1, 1989. Representatives of D&T are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     The Audit Committee reviews and non-audit services performed by D&T, as well as the fees charged by D&T for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence.

     We have, as required by SEC regulations which became effective in May 2003, put into place a policy which outlines procedures intended to ensure that our Audit Committee pre-approves all audit and non-audit services provided to the Company by our auditors. The policy provides for (a) general pre-approval of certain specified services, and (b) specific pre-approval of all other permitted services, as well as proposed services exceeding pre-approved cost levels.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the independent auditor may be best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Company's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor is necessarily determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services, in deciding whether to re-approve any such services. It may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services and the total amount of fees for certain permissible non-audit services classified as "all other services."

     The appendices to the policy describe the audit, audit-related, tax and all other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is twelve months from the date of pre-approval, unless Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve a dollar amount for each category of services that may be provided by our auditors without requiring further approval from the Audit Committee. The Audit Committee may add to, or subtract from, the list of general pre-approved services from time to time.

AUDIT FEES

     The aggregate fees billed by D&T for professional services rendered during our 2003 fiscal year for the audit of our consolidated annual financial statements and for the reviews of the financial statements included in our quarterly reports on Form 10-Q totaled $806,230.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     We did not incur any fees billed by D&T for professional services rendered for information technology services relating to financial information systems design and implementation during our 2003 fiscal year.

ALL OTHER FEES

     All other fees paid to D&T totaled $560,749 related primarily to domestic and international tax compliance and consulting.

     The Audit Committee of the Board has made a determination that the provision of services by D&T other than for audit related services is compatible with maintaining the independence of D&T as our independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S AUDITORS FOR FISCAL 2004.

                    INFORMATION ABOUT STOCKHOLDER PROPOSALS

     If you wish to submit proposals to be included in our 2004 proxy statement, we must receive them on or before July 16, 2004. Please address your proposals to: WILLIAM B. RUE, PRESIDENT AND CHIEF OPERATING OFFICER, SALTON, INC., 1955 FIELD COURT, LAKE FOREST, ILLINOIS 60045.

     Under our By-laws, if you wish to nominate directors or bring other business before the stockholders:

     - You must notify the Secretary in writing not less than 60 days nor more than 90 days before the first anniversary of the preceding year's annual meeting. If, however, the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, you may notify us not earlier than 90 days before such annual meeting and not later than the later of (1) the 60th day prior to such annual meeting or (2) 10 days after the first public announcement of the meeting date.

     - Your notice must contain the specific information required in our By-laws.

     Please note that these requirements relate only to matters you wish to bring before your fellow stockholders at an annual meeting. They are separate from the SEC's requirements to have your proposal included in our proxy statement.

     If you would like a copy of our By-laws, we will send you one without charge. Please write to the Secretary of the Company.

                                          By Order of the Board of Directors

                                          (-s- DAVID C. SABIN)
                                          David C. Sabin
                                          Secretary

     October 27, 2003

                                   APPENDIX A
                                  SALTON, INC.
                            AUDIT COMMITTEE CHARTER
                                 February 2003

PURPOSE

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

     The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

COMMITTEE MEMBERSHIP

     The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies. The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

MEETINGS

     The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

     The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

     1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

     3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

     4. Review and discuss quarterly reports from the independent auditors on:

          (a) All critical accounting policies and practices to be used.

          (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

          (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

     10. Review and evaluate the lead partner of the independent auditor team.

     11. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

     12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

     13. Approve the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

     14. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

     15. Review the appointment and replacement of the senior internal auditing officer.

     16. Review the significant reports to management prepared by the internal auditing department and management's responses.

     17. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

     18. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

     19. Obtain reports from management, the Company's senior internal auditing officer and the independent auditor that the Company and its subsidiary are in conformity with applicable legal requirements. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

     20. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     21. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

     22. Discuss with the Company's counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

LIMITATION OF AUDIT COMMITTEE'S ROLE

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

PROXY                                                                     PROXY

                                  SALTON, INC.
                         ANNUAL MEETING/DECEMBER 9, 2003
                       SOLICITED BY THE BOARD OF DIRECTORS


         Leonhard Dreimann, David C. Sabin and William B. Rue, or any one or more of them, each with power of substitution, are authorized to vote the shares of the undersigned at the annual meeting of stockholders of Salton, Inc. to be held December 9, 2003 and at any adjournment of that meeting. They shall vote on the matters described in the proxy statement accompanying the notice of meeting in accordance with the instructions on the reverse side of this card, and in their discretion on such other matters as may come before the meeting.

         IF NO SPECIFIC INSTRUCTIONS ARE PROVIDED, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR DIRECTORS AND FOR PROPOSALS 2 AND 3.



                         PLEASE SIGN ON THE REVERSE SIDE

                                  SALTON, INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]
                          (CONTINUE FROM REVERSE SIDE)



1. Election of Class III Directors       FOR    WITHHOLD    FOR ALL   2. Ratification of the selection of    FOR   AGAINST  ABSTAIN
   Nominees:  (01) Leonhard              ALL                EXCEPT       Deloitte & Touche LLP as            [ ]     [ ]      [ ]
   Dreimann, (02) Frank Devine           [ ]      [ ]         [ ]        independent accountants
   and (03) Steven Oyer

   FOR all nominees; Withhold my
   vote from nominees; FOR all                                        3. In their discretion, on any other   FOR   AGAINST  ABSTAIN
   nominees except any whose name                                        matter that may properly come       [ ]     [ ]      [ ]
   I have crossed out                                                    before the meeting



                                                                         Dated:                                , 2003
                                                                                   ---------------------------

                                                                                   -------------------------------------------------

                                                                                   -------------------------------------------------


                                                                         Please sign exactly as your name appears
                                                                         above and return this proxy immediately in
                                                                         the enclosed reply envelope. If signing for
                                                                         a corporation or partnership, or as agent,
                                                                         attorney or fiduciary, indicate the capacity
                                                                         in which you are signing.


--------------------------------------------------------------------------------
                             o FOLD AND DETACH HERE o


     PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROPERLY USING THE
                               ENCLOSED ENVELOPE

IF YOU ARE VOTING BY TELEPHONE, DO NOT RETURN YOUR PROXY CARD.

                           New Way to Vote Your Proxy
                         (In addition to voting by mail)
                                VOTE BY TELEPHONE
                         24 Hours a Day - 7 Days a Week
               Save Your Company Money - It's Fast and Convenient



   TELEPHONE                                             MAIL
          1-800-758-6973
   o   Use any touch-tone telephone.                       o   Mark, sign and date the proxy
   o   Have this proxy form in hand.         OR                card on the reverse side.
   o   Enter the Control Number                            o   Detach the proxy card.
       located on the top of this card.                    o   Return the proxy card in the
   o   Follow the simple recorded                              postage-prepaid envelope provided.
       instructions.